UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

FUNDVANTAGE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FUNDVANTAGE TRUST

301 Bellevue Parkway

Wilmington, DE 19809

May 5, 2017

SPECIAL MEETING OF SHAREHOLDERS OF

SKYBRIDGE DIVIDEND Value Fund

TO BE HELD ON JUNE 15, 2017

Dear Shareholder:

A special meeting of shareholders (the “Meeting”) of the SkyBridge Dividend Value Fund, a series of FundVantage Trust (the “Trust”), will be held at the offices of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 301 Bellevue Parkway, Wilmington, DE 19809, on June 15, 2017 at 9:30 a.m. Eastern Time. The purpose of the Meeting is set forth in the Notice of Special Meeting of Shareholders following this letter. Included with this letter are the Notice, a Proxy Statement and a proxy card.

We look forward to your attendance at the Meeting, or to receiving your proxy card so that your shares may be voted at the Meeting. To vote, simply fill out the enclosed proxy card – be sure to sign, date and return it to us in the enclosed postage paid envelope. You also have the opportunity to provide voting instructions via telephone or the Internet. To vote by telephone please call the toll-free number located on your proxy card. To vote by using the Internet, please use the link located on your proxy card and follow the on-screen instructions.

Your vote is very important to us. Accordingly, a representative of the Trust or BNY Mellon Investment Servicing may contact you to remind you of the voting deadline.

Thank you for your response and for your continued investment with the Fund.

Sincerely,

/s/ Joel L. Weiss
Joel L. Weiss
President
FundVantage Trust

SKYBRIDGE DIVIDEND Value Fund

of

FundVantage Trust

301 Bellevue Parkway

Wilmington, DE 19809

We encourage you to read the full text of the enclosed Proxy Statement to shareholders (“Proxy Statement”). For your convenience we also have provided answers to frequently asked questions relating to, and a brief summary of, the proposal to be voted on by shareholders at the special meeting of shareholders to be held on June 15, 2017, or any adjournment or postponement thereof (the “Meeting”). By its very nature, the following “Frequently Asked Questions” section is a summary and is not intended to be as detailed as the discussion found later in the Proxy Statement and related materials. For that reason, the information in this section is qualified in its entirety by reference to the enclosed Proxy Statement.

FREQUENTLY ASKED QUESTIONS

Q.           What are shareholders being asked to vote upon?

A.           At the Meeting scheduled for June 15, 2017, you will be asked to approve a new investment advisory agreement between the Trust, on behalf of the SkyBridge Dividend Value Fund (the “Fund”), and SkyBridge Capital II, LLC (“SkyBridge” or the “Adviser”), the investment adviser to the Fund (“New Agreement”).

Q.           Why am I being asked to vote on a proposed New Agreement?

A.           On January 17, 2017, the current majority owners of SkyBridge agreed to sell all or substantially all of their membership interests in the Adviser to HNA Capital (U.S.) Holding LLC (“HNA”) and TFH Acquisition I LLC (“Transatlantic”). This transaction (the “Transaction”) will, upon closing, result in a change of control of the Adviser, with HNA holding approximately 51% of SkyBridge’s membership interests and Transatlantic, together with its affiliate, RON Transatlantic Offshore Limited (which has held 9.09% of SkyBridge’s membership interests since 2013), holding approximately 38%, of SkyBridge’s membership interests. Because consummation of the Transaction will constitute a change in control (the “Change of Control”) of SkyBridge’s advisory business under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in the assignment and automatic termination of the investment advisory agreement between the Trust, on behalf of the Fund, and SkyBridge, dated April 7, 2014 (“Current Agreement”). The Transaction is expected to close in the second quarter of 2017.

In anticipation of the assignment and termination of the Current Agreement, at an in-person meeting held on March 29 and 30, 2017, the Board of Trustees of the Trust (“Board”) unanimously approved the New Agreement under which SkyBridge will serve as investment adviser to the Fund, subject to the New Agreement’s approval by the Fund’s shareholders. The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote to approve an advisory agreement with an investment company’s investment adviser. The New Agreement, which is identical to the Current Agreement in all material respects, is expected to take effect immediately upon the closing of the Transaction.

While the current majority owners of the membership interests in the Adviser will change upon the closing of the Transaction, it is expected that SkyBridge, and the investment advisory services currently provided to the Fund by SkyBridge under the Current Agreement, will remain substantially the same under the New Agreement. As noted above, the terms of the New Agreement are the same in all material respects as those of the Current Agreement, and the investment advisory fee will be the same as the fee currently charged to the Fund. In addition, it is expected that the investment advisory personnel, including the portfolio manager of the Fund, will continue to service the Fund following the closing of the Transaction.

In addition to approving the New Agreement, the Board approved an interim agreement between the Trust, on behalf of the Fund, and SkyBridge (“Interim Agreement”) at the in-person meeting held on March 29 and 30, 2017. If the Transaction closes before shareholders approve the New Agreement, the Interim Agreement will permit SkyBridge to provide uninterrupted services to the Fund during the period between the termination of the Current Agreement and the approval of the New Agreement by shareholders. Upon its approval by shareholders, the New Agreement will immediately replace the Interim Agreement.

Other than the time periods covered by the agreements, the New Agreement is identical to the Current Agreement in all material aspects. The Interim Agreement is identical to the Current Agreement and the New Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, (ii) the Board or a majority of the Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days’ written notice, and (iii) the compensation earned by the Adviser under the Interim Agreement will be held in an escrow account with the Fund’s custodian or a bank until shareholders approve the New Agreement, after which the amount in the escrow account plus any interest will be paid to the Adviser. If shareholders do not approve the New Agreement within 150 days after the Interim Agreement becomes effective, SkyBridge will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

Q.           Who will manage the Fund prior to the shareholder approval of the proposed New Agreement?

A.           SkyBridge will continue to provide investment advisory services to the Fund pursuant to either the Current Agreement or the Interim Agreement, whichever is in effect at the time.

Q.           How does the Change of Control affect me?

A.           As described in greater detail in the Proxy Statement, the New Agreement should have little effect on you as a shareholder of the Fund. SkyBridge will continue to serve as investment adviser to the Fund under the New Agreement, and it is expected that SkyBridge’s investment advisory personnel, and other personnel who provide services to the Fund, will continue to service the Fund as they currently do under the Current Agreement.

HNA and Transatlantic have expressed their commitment to providing for the continuity and growth of the Fund, as well as their commitment to supporting and enhancing the depth and breadth of SkyBridge’s advisory business. Accordingly, the Change of Control is not expected to have an adverse impact on the services received by the Fund, the operations of SkyBridge, and will not affect the fees payable by the Fund to SkyBridge. The Transaction is not expected to result in any change in the investment personnel, investment objectives, policies or processes of the Fund.

Q.           What happens if the proposed New Agreement is not approved?

A.           If the shareholders of the Fund do not approve the New Agreement at the Meeting or any adjournment or postponement thereof, the Board of Trustees will take such further action as it deems necessary and in the best interests of the shareholders of the Fund.

Q.           How does the Fund’s Board of Trustees recommend that I vote?

A.           After careful consideration, the Board recommends that you vote “FOR” the proposal on the enclosed proxy card.

Q.           What vote is required to approve the proposal?

A.            The New Agreement must be approved by a "vote of a majority of the outstanding voting securities" of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.           How do I place my vote?

A.           You may provide the Fund with your vote by mail with the enclosed proxy card, by telephone using the toll-free number listed on your proxy card, by using the Internet, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Fund’s proxy solicitation agent at the telephone number below.

Q.           Whom do I call for more information?

A.           Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact AST Fund Solutions, the Fund’s proxy solicitor, at (877) 283-0321.

YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

FUNDVANTAGE TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS of

SKYBRIDGE DIVIDEND Value Fund

TO BE HELD ON

June 15, 2017

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on June 15, 2017. The proxy statement is available on the Internet at www.proxyonline.com/docs/skybridgedividend.pdf or by calling AST Fund Solutions, the Fund’s proxy solicitor, at (877) 283-0321. The Fund’s annual report is available on the Fund’s website at http://www.skybridgecapital.com/investment-solutions/our-funds/mutual-funds.

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of SkyBridge Dividend Value Fund (the “Fund”), a series of FundVantage Trust (the “Trust”), will be held on June 15, 2017 at 9:30 a.m., Eastern Time, at the offices of BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, for the following purpose (the “Proposal”):

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and SkyBridge Capital II, LLC (“SkyBridge”), the investment adviser to the Fund (“New Agreement”).

Shareholders of record on April 24, 2017, are entitled to receive notice of and to vote at the Meeting and any postepontment or adjournment (each, an “adjournment”) thereof. In the event that the necessary quorum to transact business or the vote required to approve the Proposal or other proposal that may properly come before the Meeting is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal or other proposals that may properly come before the Meeting. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest (“Shares”) of the Fund present in person or by proxy at the Meeting or an adjournment thereof.

The persons named as proxies will vote “FOR” adjournment those proxies which they are entitled to vote in favor of the proposal and will vote “AGAINST” adjournment those proxies to be voted against the proposal.

The Proposal is discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Meeting in person. Whether or not you are able to attend the Meeting, we urge you to vote your shares so that the Meeting can be held without additional expense and a maximum number of Shares may be voted. You may vote your shares by using the Internet, by telephone, or by completing the enclosed proxy card and returning by mail in the enclosed postage paid envelope. Voting your shares by using the Internet, by telephone, or by returning the proxy card does not affect your right to vote in person, should you decide to attend the Meeting.

Your vote is important to us. Thank you for taking the time to consider this Proposal.

By Order of the Board of Trustees of FundVantage Trust,

/s/ Joel L. Weiss

Joel L. Weiss

President

FundVantage Trust

May 5, 2017

IMPORTANT

We urge you to vote as promptly as possible by using the Internet, by telephone, or by completing the enclosed proxy card and returning it in the enclosed addressed envelope, which requires no postage. Your prompt response may save the necessity of further solicitations. If you wish to attend the Meeting and vote your Shares in person at that time, you will still be able to do so. If you need directions to the Meeting location, please contact the Fund at (888) 919-6885.

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FUNDVANTAGE TRUST

301 BELLEVUE PARKWAY

WILMINGTON, DE 19809

PROXY STATEMENT

DATED MAY 5, 2017

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF

SKYBRIDGE DIVIDEND Value Fund

TO BE HELD ON June 15, 2017

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of FundVantage Trust (the “Trust”), on behalf of SkyBridge Dividend Value Fund (the “Fund”), a series of the Trust, for use at the special meeting of shareholders of the Fund to be held on June 15, 2017 at 9:30 a.m. (Eastern Time), at the offices of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 301 Bellevue Parkway, Wilmington, DE 19809, and at any adjournment or postponement thereof (the “Meeting”). The Proxy Statement, the Notice of the Special Meeting of Shareholders and proxy card were first mailed to shareholders of the Fund on or about May 8, 2017.

Purpose of meeting

The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposal (the “Proposal”).

Proposal 1:	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and SkyBridge Capital II, LLC (“SkyBridge” or the “Adviser”), the investment adviser to the Fund (“New Agreement”).

The persons named in the accompanying proxy will vote the number of shares of beneficial interest (“Shares”) of the Fund represented by such proxy as directed or, in the absence of such direction, FOR the Proposal.

Shareholders of record of the Fund as of the close of business on April 24, 2017 (the “Record Date”) are entitled to attend and to vote at the Meeting. As of the Record Date, the Fund has 39,811,863.814 shares issued and outstanding. Shareholders are entitled to one vote for each share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights. Photographic identification will be required for admission to the Meeting.

A copy of the most recent annual report for the Fund is available, without charge, at http://www.skybridgecapital.com/investment-solutions/our-funds/mutual-funds, or upon request by writing to the SkyBridge Dividend Value Fund, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or by calling (888) 919-6885.

THE PROPOSAL: To approve a new investment advisory agreement between the Trust, on behalf of the SkyBridge Dividend Value Fund, and
SKYBRIDGE CAPITAL ii, llc

Introduction:

The Board is requesting that the shareholders of the Fund approve a new investment advisory agreement between the Trust, on behalf of the Fund, and SkyBridge (the “New Agreement”). The New Agreement will not increase advisory fees payable by the Fund to SkyBridge. The Board of Trustees unanimously recommends that shareholders vote to approve the New Agreement.

Background:

On January 17, 2017, the majority owners of SkyBridge agreed to sell all or substantially all of their membership interests in SkyBridge to HNA Capital (U.S.) Holding LLC (“HNA”) and TFH Acquisition I LLC (“Transatlantic”). This transaction (the “Transaction”) will result in a change of control of the Fund’s Adviser, with HNA holding approximately 51% and Transatlantic, together with its affiliate, RON Transatlantic Offshore Limited, which has been a 9.09% minority owner of SkyBridge for four years, holding approximately 38%, of the Adviser’s membership interests. Current management of the Adviser will continue to hold approximately 11% of the Adviser’s membership interests. The Transaction is expected to close in the second quarter of 2017. There can be no assurance that the Transaction will be consummated as contemplated. Completion of the sale is subject to the achievement, or waiver, of certain conditions, including the receipt of certain regulatory approvals and a significant level of approval by SkyBridge’s advisory clients of the assignment of their respective advisory agreements with SkyBridge (or other applicable consent).

Because consummation of the Transaction will constitute a change in control (the “Change of Control”) of SkyBridge’s advisory business with respect to the Fund, under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in the assignment and automatic termination of the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, dated April 7, 2014 (“Current Agreement”). Consequently, the Trustees are requesting that shareholders approve the New Agreement to enable SkyBridge to continue serving as investment adviser to the Fund after the Transaction closes. The Current Agreement was last approved by the Fund’s initial shareholder immediately prior to the Fund’s commencement.

At the in-person meeting held on March 29 and 30, 2017, the Board approved the New Agreement, which subject to shareholder approval, will become effective upon the closing of the Transaction, which is anticipated to occur after shareholder approval of the New Agreement is obtained. In order for SkyBridge to provide uninterrupted services to the Fund in the event the Transaction closes before shareholder approval of the New Agreement is obtained, the Board, including a majority of the independent Trustees, approved an interim agreement between the Trust on behalf of the Fund and SkyBridge (“Interim Agreement”) at the in-person meeting held on March 29 and 30, 2017. The Interim Agreement will permit SkyBridge to continue to provide investment advisory services to the Fund pursuant to the Interim Agreement during the period between the termination of the Current Agreement and the approval of the New Agreement by shareholders. The New Agreement would then replace the Interim Agreement upon the New Agreement’s approval by shareholders.

A discussion of the basis for the Board’s approval of the New Agreement is included below in the section entitled “Board Consideration in Approving the Interim Agreement and New Agreement.” Approval of the New Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. The New Agreement is identical in all material respects to the Current Agreement. The effective date of the New Agreement will be the date shareholders of the Fund approve the New Agreement or the date the Transaction closes if shareholders approve the New Agreement before the Transaction closes.

Comparison of the CURRENT agreement, Interim Agreement and new agreement

Other than the time periods covered by the agreements, the New Agreement is identical to the Current Agreement in all material aspects.

The Interim Agreement is identical to the Current Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, (ii) the Board or a majority of the Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days’ written notice, and (iii) the compensation earned by the Adviser under the Interim Agreement will be held in an escrow account until shareholders approve the new Agreement, after which the amount in the escrow account plus any interest will be paid to the Adviser. If shareholders do not approve the New Agreement within 150 days, SkyBridge will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned). The New Agreement will replace the Interim Agreement upon approval by shareholders.

summary of the new agreement

A description of the New Agreement is set forth below and is qualified in its entirety by reference to the form of New Agreement attached hereto as Exhibit A.

General. Subject to the supervision of the Board of Trustees, SkyBridge will continue to manage the Fund in accordance with the Fund’s investment objective, restrictions and policies as stated in its Prospectus and Statement of Additional Information. SkyBridge will (i) provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) determine from time to time which securities and other investments will be purchased, retained, or sold for the Fund, and (iii) place from time to time the orders for all purchases and sales made for the Fund.

Compensation. For services rendered, the Fund will continue to pay SkyBridge an investment advisory fee, paid monthly, of 0.75% of the average daily net assets of the Fund.

Brokerage. Subject to SkyBridge’s obligation to obtain best price and execution, SkyBridge has full discretion to select brokers or dealers to effect the purchase and sale of securities on behalf of the Fund. When SkyBridge places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, SkyBridge is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly. SkyBridge is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by SkyBridge, provided that SkyBridge determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or SkyBridge’s overall responsibilities with respect to accounts as to which SkyBridge exercises investment discretion.

Liability. SkyBridge shall not be liable for any loss suffered by the Fund in connection with the matters to which the New Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SkyBridge in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Agreement (“disabling conduct”). The Fund will indemnify SkyBridge against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by SkyBridge.

Term. The New Agreement is expected to remain in effect from the date the Transaction closes for an initial two-year term. Thereafter, if not terminated, the New Agreement shall continue for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to the New Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

Amendment. The New Agreement may be amended by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of the New Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until shareholders of the Fund approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

Termination. Under the terms of the New Agreement, the New Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, on 60 days prior written notice to SkyBridge, or by SkyBridge at any time, without payment of any penalty, on 90 days prior written notice to the Trust. The New Agreement will immediately terminate in the event of its assignment.

COMPENSATION

The Fund’s advisory fee rate will not change under the New Agreement. For services rendered, the Fund will pay the Adviser an annual fee of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, “Acquired Fund” fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed (on an annual basis) 1.25% with respect to Class A shares, 2.00% with respect to Class C shares and 1.00% with respect to Class I shares of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

The following tables set forth the aggregate fees paid to the Adviser by the Fund for services rendered during the fiscal period ended April 30, 2014 and the fiscal years ended April 30, 2015 and April 30, 2016:

For the Fiscal Year Ended April 30, 2016

Gross Advisory Fees Earned	Advisory Fees Waived and Expenses Waived or Reimbursed	Net Advisory Fees
$1,417,068	$(70,108)	$1,346,960

For the Fiscal Year Ended April 30, 2015

Gross Advisory Fees Earned	Advisory Fees Waived and Expenses Waived or Reimbursed	Net Advisory Fees
$333,766	$(250,547)	$83,219

For the Fiscal Period Ended April 30, 2014

Gross Advisory Fees Earned	Advisory Fees Waived and Expenses Waived or Reimbursed	Net Advisory Fees
$30	$(25,454)	$(25,424	)(1)

(1) The Fund commenced operations on April 7, 2014.

Information Regarding the New Owners of SkyBridge
and Operation of SkyBridge Going Forward

HNA is the indirect, wholly-owned New York-based subsidiary of HNA Capital Group Co., Ltd. (“HNA Capital”), the financial services unit of HNA Group Co., Ltd. (“HNA Group”), a Fortune Global 500 company focused on tourism, logistics and financial services. HNA is located at c/o HNA Capital International, 850 Third Avenue, New York, NY 10022 and HNA Capital is located at 21/F HNA Plaza, Jia No.26 Xiaoyun Road, Chaoyang District, Beijing, 100125. A full service financial solutions provider, HNA Capital includes a diverse set of global businesses in equipment leasing, insurance, investment banking, securities and credit services. HNA Group is a global company with over $90 billion of assets, $30 billion in annual revenues and an international workforce of nearly 200,000 employees, primarily across North America, Europe and Asia.

The RON Transatlantic Group, which is currently an indirect minority owner of SkyBridge and has been since 2013, is a diversified holding company with interests in the financial services, logistics, energy and brewing/beer sectors. The Chairman and CEO of the RON Transatlantic Group has been a director of SkyBridge since March 2013. The acquiring entity, TFH Acquisition I LLC, is a newly formed acquisition vehicle of RON Transatlantic Financial Holdings LLC, the holding company for the RON Transatlantic Group’s interests in the financial sector.

It is expected that, with the exception of current Managing Partner, Mr. Scaramucci, the management team of SkyBridge will remain in place after the closing of the Tranasaction. Mr. Scaramucci will resign from SkyBridge at or prior to the closing of the Transaction and otherwise cease to be involved in SkyBridge’s management and operations following the closing of the Transaction. HNA and Transatlantic intend for SkyBridge senior management to continue to own equity interests in SkyBridge and be motivated and economically incentivized by its continued success. In addition, HNA and Transatlantic expect that SkyBridge will remain a stand-alone company, and that Mr. Raymond Nolte will continue to serve as a SkyBridge Managing Partner, and as SkyBridge’s Chief Investment Officer. Mr. George Hornig, the former Chief Operating Officer of Credit Suisse Asset Management and PineBridge Investments, is expected to serve as a member of the Board of Managers of SkyBridge and is expected to join the executive management team after the Transaction closes. SkyBridge believes it will benefit from Mr. Hornig’s operational expertise as it works towards an orderly post-closing transition, and additional platform growth.

General Information about SkyBridge- Executive Officers and Managers

SkyBridge is organized as a limited liability company under the laws of the State of Delaware and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Personnel of the Adviser may serve as portfolio managers to certain clients and registered and unregistered investment funds, which utilize an investment program that is substantially similar to that of the Fund. SkyBridge currently serves, and may in the future serve, as an investment adviser to other investment funds. The offices of the Adviser are located at 527 Madison Avenue, 16th Floor, New York, New York 10022, and its telephone number is (212) 485-3100. Each of the Adviser’s current executive officers listed below may be contacted by mail addressed to their attention in care of SkyBridge.

As discussed above, after the Transaction, Mr. Scaramucci will leave SkyBridge and Mr. Hornig, CEO of RON Transatlantic Financial Holdings LLC, is expected to join the Board of Managers of SkyBridge.

Upon the closing of the Transaction, SkyBridge’s principal officers are expected to be as set forth below.

Name	Position with Investment Adviser and Principal Occupation
Raymond Nolte	Managing Partner and Chief Investment Officer
Robert Phillips	Chief Financial Officer
Marie Noble	General Counsel

Additionally, following the closing of the Transaction, George Hornig is expected to join SkyBridge’s executive management team.

Upon the closing of the Transaction, the members of the Board of Managers of SkyBridge are expected to be as set forth below.

George Hornig
Suren Rana
Lorenzo Roccia
Dr. Guang Yang

None of the Trustees or officers of the Trust is an officer, employee, director, member, general partner or shareholder of SkyBridge.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions. The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. It is the objective of the Adviser to obtain the best results in conducting portfolio transactions for the Fund over time, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The Adviser may utilize execution management systems that provide advanced capabilities such as algorithmic trading and/or direct market access to electronic communications networks when executing trades.

While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and the Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients.

Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities.

Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as are feasible, for the respective funds and clients in a manner deemed by the Adviser to be equitable to all. Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Neither the Fund nor the Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to it because of research services provided, the Adviser may receive research services from such broker-dealers. The Adviser currently has no soft dollar agreements.

The table below sets forth the brokerage commissions paid by the Fund for the fiscal period ended April 30, 2014 and the fiscal years ended April 30, 2015 and April 30, 2016:

	Fiscal Year Ended April 30, 2016	Fiscal Year Ended April 30, 2015	Fiscal Year Ended April 30, 2014(1)
Brokerage Commissions Paid by the Fund	$172,571	$55,827	$72

(1) The Fund commenced operations on April 7, 2014.

For the fiscal years ended April 30, 2014, 2015 and 2016, the Fund did not pay any brokerage commissions to an affiliate of the Trust.

The Fund may at times invest in securities of its regular broker-dealer or a parent of its regular broker-dealers. During the fiscal year ended April 30, 2016, the Fund acquired no securities of its regular broker-dealers or a parent of its regular broker-dealers.

Board Consideration in Approving the Interim Agreement and New Agreement

Before considering the Interim Agreement and New Agreement, the Board of Trustees of the Trust (“Board”), including those Trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the 1940 Act, requested information about the Change of Control.  In determining whether to approve the Interim Agreement and New Agreement, the Trustees considered information provided by SkyBridge at an in-person meeting of the Board held on March 29 and 30, 2017 (the “Board Meeting”).  At the Board Meeting, the Board, including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the Interim Agreement and the New Agreement. In determining whether to approve the Interim Agreement and New Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) the services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) investment performance information, (vii) brokerage selection procedures (including soft dollar arrangements, if any), (viii) the procedures for allocating investment opportunities between the Fund and other clients, (ix) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (x) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, (xi) compliance with the Fund’s investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements, and (xii) the Change of Control and the impact of the resulting change of control on the services provided by SkyBridge to the Fund. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objective, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Interim Agreement and the New Agreement.

At the Board Meeting, representatives from SkyBridge joined the meeting in-person and via teleconference and discussed the Change of Control, including the background of and reasons for the Change of Control.  They also discussed SkyBridge’s history, performance, investment strategy, and compliance program in connection with the proposed New Agreement. Representatives of SkyBridge responded to questions from the Board.  The Board members also inquired about the plans for, and the new roles and responsibilities of, certain employees and officers of SkyBridge as a result of the Change of Control.  In connection with the Trustees’ review of the Interim Agreement and the New Agreement, the representatives from SkyBridge emphasized that: (i) it is expected that there will be no adverse changes as a result of the Change of Control in the nature, quality, or extent of services currently provided to the Fund and its shareholders, including investment management, distribution, or other shareholder services; (ii) it is expected that there will be no material adverse effects on SkyBridge’s financial condition; (iii)  it is expected that there will be no material changes in personnel or operations as they relate to the services provided to the Fund; and (iv) SkyBridge has no present intention to alter the expense limitations and reimbursements currently in effect for the Fund.

In addition to the information provided by SkyBridge as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Interim Agreement and the New Agreement, including the specific matters discussed below.  In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements between the Fund and SkyBridge, as provided in the Interim Agreement and New Agreement, including the proposed advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the Interim Agreement and the New Agreement, including that the Fund’s contractual fee under the Interim Agreement and the New Agreement will remain the same; (ii) the Board’s full annual review of the Current Agreement also conducted at the Board meeting as required by the 1940 Act and their determination that (a) SkyBridge has the capabilities, resources, and personnel necessary to provide the satisfactory advisory services currently provided to the Fund and (b) the advisory fees paid by the Fund, taking into account any applicable fee limitations, represent reasonable compensation to SkyBridge in light of the services provided, the costs to SkyBridge of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment; and (iii) the expectation that the operations of SkyBridge will not change as a result of the Change of Control.  Certain of these considerations are discussed in more detail below.

In making their decision relating to the approval of the Interim Agreement and the New Agreement, the Trustees gave attention to the information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Interim Agreement and the New Agreement.

Nature, Extent, and Quality of Services. The Trustees considered the services historically provided by SkyBridge to the Fund and its shareholders.  In reviewing the nature, extent, and quality of services, the Board considered that the Interim Agreement and New Agreement will be substantially similar to the Current Agreement, and they therefore considered the many reports furnished to them during the year at regular Board meetings covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies, and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to pricing procedures as established by the Board.  The Trustees considered SkyBridge’s personnel and the depth of SkyBridge’s personnel who possess the experience to provide investment management services to the Fund.  Based on the information provided by SkyBridge, including that no material changes are expected as a result of the Change of Control in SkyBridge’s personnel or operations as they relate to services provided by the Fund, the Trustees concluded that (i) the nature, extent and quality of the services provided by SkyBridge are appropriate and consistent with the terms of the Interim Agreement and the New Agreement, (ii) that the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services, (iv) SkyBridge has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue under the Interim Agreement and the New Agreement.

Investment Performance. The Trustees considered the investment performance for the Fund and the Adviser. The Trustees reviewed historical performance charts prepared by a third-party, which showed the performance of the Fund as compared to the Lipper Equity Income category, the Fund’s Lipper peer group, for the one year, two year and since inception periods ended December 31, 2016. The Trustees noted that the Class A, Class C and Class I shares of the Fund had each (i) underperformed the Lipper Equity Income Index and the median of the Lipper Equity Income category for one year period ended December 31, 2016, and (ii) outperformed the Lipper Equity Income Index and the median of the Lipper Equity Income category for the two year and since inception periods ended December 31, 2016. The Trustees also received performance information for the Fund as compared to the S&P 500 Index for the one year period (for all classes) and the since inception period (Class I only). The Trustees noted that the Class A, Class C and Class I shares of the Fund had outperformed the S&P 500 Index for the one year period ended December 31, 2016 and that the Class I shares of the Fund had underperformed the S&P 500 Index for the since inception period ended December 31, 2016. The Trustees concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting. The Board also concluded that neither the Change of Control nor the Interim Agreement and the New Agreement would likely have an adverse effect on the investment performance of the Fund because (i) SkyBridge does not currently expect the Change of Control to cause any change to the Fund's portfolio manager responsible for investment performance and (ii) the Fund's expenses are not expected to increase as a result of the Change of Control.

Comparative Expenses. The Trustees also noted that the Adviser had provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees considered the fees that the Adviser charges to certain other clients advised by SkyBridge, and evaluated the explanations provided by the Adviser as to differences in fees charged to the Fund and such accounts including that the Adviser did not manage other accounts in a comparable manner as the Fund. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus a universe of funds in the Lipper Equity Income category with $500 million or less in assets (the “Expense Universe”). The Trustees noted that the contractual advisory fee of the Fund’s Class A and Class I shares was equal to the median of the contractual advisory fee of Expense Universe and that the contractual advisory fee of the Fund’s Class C shares was higher than the median of the contractual advisory fee of the Expense Universe. The Trustees further noted that the net total expense ratios of the Fund’s Class A and Class I shares were slightly lower than the Expense Universe and that the net total expense ratio of the Fund’s Class C shares was higher than the median net total expense ratio of the Expense Universe. The Trustees concluded that the advisory fee and services provided by the Adviser are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Board Meeting. The Trustees considered whether the Change of Control would impact the services currently being provided to the Fund. Based on the information provided at the Board Meeting, the Trustees concluded that there would not be any material impact on the expenses of the Fund and services provided to the Fund as a result of the Change of Control.

Management Profitability. The Trustees considered the costs of the services provided by SkyBridge, the compensation and benefits received by SkyBridge in providing services to the Fund, and its profitability.  The Trustees were provided with the Adviser’s unaudited balance sheet and statement of operations for the fiscal year ended December 31, 2016.  In addition, the Trustees considered any direct or indirect revenues received by affiliates of SkyBridge.  The Trustees noted that the level of profitability of SkyBridge in providing services to the Fund is an appropriate factor to consider, and the Trustees should be satisfied that SkyBridge’s profits are sufficient to continue as a healthy concern generally and an investment adviser of the Fund specifically.  Based on the information provided, the Trustees concluded that SkyBridge’s fees and profits (if any) derived from its relationship with the Trust in light of the Fund’s expenses are reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies.  The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by the adviser, the investment performance of the Fund and the expense limitations agreed to by SkyBridge.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of Fund shareholders should be achieved if assets of the Fund increase because fixed expenses will be spread across a larger asset base; however, the Trustees noted that the advisory fee does not include “breakpoint” reductions in the advisory fee rate at specific asset levels.

Additional Board Considerations. Trustees also considered that the Transaction is expected to conform with the provisions of Section 15(f) of the 1940 Act with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the investment company as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment advisor), or any interested person of any such investment advisor, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated in the Transaction.

The second condition requires that, during the three-year period immediately following the closing of such transactions, at least 75% of the investment company’s board of directors or trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment advisor. The Fund’s Board currently complies with such requirement and will continue to comply with such condition for the three-year period following the close of the Transaction.

Conclusion. After consideration of all the factors, taking into consideration the information presented at the Board Meeting and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the Interim Agreement and the New Agreement. The Board concluded that the advisory fee rate under the Interim Agreement and the New Agreement is reasonable in relation to the services provided and that execution of such agreement is in the best interests of the shareholders of the Fund. The Trustees also concluded that the advisory fees and total expense ratios are at acceptable levels in light of the quality of services provided to the Fund and in comparison to those of the Fund's respective peer groups; that the advisory fee schedule would not be increased for the Fund and economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders; that the total expense ratio had not changed materially; and that SkyBridge had represented that the overall expenses for the Fund are not expected to be adversely affected by the Change of Control. The Trustees also noted that SkyBridge had no present intention to alter any expense limitation or reimbursement currently in effect for the Fund. On that basis, the Trustees concluded that the total expense ratio and proposed advisory fee for the Fund is acceptable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW AGREEMENT.

*          *          *

Additional Information

Additional Service Providers

The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator, Accounting and Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Distributor	Foreside Funds Distributors LLC
Custodian	The Bank of New York Mellon
Legal Counsel	Pepper Hamilton LLP

BNY Mellon Investment Servicing (US) Inc. is located at 301 Bellevue Parkway, Wilmington, DE 19809 and Foreside Funds Distributors LLC is located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312.

Voting and Solicitation Information

Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by SkyBridge. In addition to solicitation by mail, representatives of SkyBridge, certain officers and representatives of the Trust, directors, officers and employees of BNY Mellon Investment Servicing, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, electronically or personally. If you choose to access the proxy materials and/or vote on the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. The Trust has engaged AST Fund Solutions, a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram, electronically or personally. The anticipated cost of soliciting proxies is approximately $79,648.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement, vote by using the Internet, vote by telephone, or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders wish to obtain directions to be able to attend the Meeting and vote in person they may contact the Fund at (888) 919-6885. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact AST Fund Solutions, the Fund’s proxy solicitor, at (877) 283-0321.

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders giving a proxy have the power to revoke it by mail (addressed to FundVantage Trust, Attn: Vincenzo A. Scarduzio, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement

The presence at the Meeting, in person or by proxy, of at least 40% of the Shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. Due to the voting requirements discussed further in the following section, the Fund may have a sufficient number of votes to constitute a quorum but not have a sufficient number of votes to act on the Proposal. In the event that there is an insufficient number of votes to constitute the necessary quorum to transact business or meet the requisite voting requirements for approval of the Proposal at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to another date and time in accordance with applicable law to permit further solicitation of proxies necessary to obtain a quorum or for the passage of such Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposal.

Voting Requirement

The Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Shareholder Information

Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund may be deemed to “control” the Fund. As a result, such persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders. As of the Record Date, the Fund had 39,811,863.814 shares issued and outstanding. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Name and Address	Ownership Percentage
Charles Schwab & Co. Inc. 101 Montgomery Street, San Francisco, CA 94104	14%

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East, Jacksonville, FL 32246	28%

Pershing LLC P.O. Box 2052, Jersey City, NJ 07303	7%

UBS WM USA 1000 Harbor Blvd., Weehawken, NJ 07086	20%

As of the Record Date, the Trustees and officers of the Trust as a group own less than 1% of the outstanding shares of the Fund.

Shareholder Proposals for Subsequent Meetings

The Trust does not hold regular annual Shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to FundVantage Trust, Attn: Vincenzo A. Scarduzio, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, its series and the shareholders.

By Order of the Board of Trustees,

/s/ Joel L. Weiss
Joel L. Weiss
President
FundVantage Trust

Dated: May 5, 2017

IF YOU CANNOT ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU VOTE AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, BY TELEPHONE, OR BY COMPLETING THE ENCLOSED PROXY AND RETURNING IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of [____], 2017, between FUNDVANTAGE TRUST, a Delaware Statutory Trust (herein called the “Trust”) on behalf of the series of the Trust set forth on Schedule A to this Agreement (the “Fund”), and SkyBridge Capital II, LLC (herein called the “Investment Adviser”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios, including the Fund;

WHEREAS, the Trust desires to retain the Investment Adviser to render certain investment advisory services to the Fund, and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Trustees of the Trust (the “Board of Trustees”) has approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1.          APPOINTMENT. The Trust hereby appoints the Investment Adviser to act as investment adviser for the Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2.          DELIVERY OF DOCUMENTS. The Trust has furnished or will furnish the Investment Adviser with copies of each of the following:

a.           Resolutions of the Board of Trustees authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

b.           Each prospectus and statement of additional information relating to any class of shares representing interests in the Fund in effect under the Securities Act of 1933, as amended (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the “Prospectus” and “SAI,” respectively).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any. In addition all copies of the resolutions of the Board of Trustees or amendments or supplements thereof will, upon the Investment Adviser’s request, be properly certified or authenticated.

In addition to the foregoing, the Trust will also provide the Investment Adviser with copies of the Trust’s Agreement and Declaration of Trust and By-Laws, and any registration statement or service contracts related to the Fund, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

The Trust acknowledges receipt of Part 2A and Part 2B of the Investment Adviser’s Form ADV prior to execution of this Agreement.

A-1

SECTION 3.          MANAGEMENT. Subject to the supervision of the Board of Trustees, the Investment Adviser will provide for the management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold for the Fund, (iii) the placement from time to time of orders for all purchases and sales made for the Fund, and (iv) taking such action as the Investment Adviser deems necessary or appropriate for the management of the Fund. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Fund’s investment objectives, restrictions and policies as stated in the Fund’s Prospectus and SAI, provided that the Investment Adviser has reasonable prior written notice of any changes by the Board of Trustees to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Board of Trustees such periodic and special reports regarding the performance of its duties under this Agreement as the Board of Trustees may reasonably request. The Investment Adviser agrees to provide to the Trust (or its agents and service providers) prompt and accurate data with respect to the Fund’s transactions and, where not otherwise available, the daily valuation of securities in the Fund.

SECTION 4.          BROKERAGE. Subject to the Investment Adviser’s obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser’s overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other clients. In no instance will the Fund’s securities be purchased from or sold to the Trust’s principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by Securities and Exchange Commission (“SEC”) exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Trustees at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board of Trustees that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser’s other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term. Further, the Investment Adviser will disclose to the Board of Trustees: (i) all material new or amended arrangements it may have with regard to the Fund’s securities transactions, (ii) the utilization of “soft dollar commissions” by the Fund and the Investment Adviser with respect to the Fund, and (iii) such other matters as the Board of Trustees may reasonably request.

SECTION 5.          CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Trust all records and other information relating to the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Trust, the Investment Adviser may comply with such request prior to obtaining the Trust’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Trust, in writing, upon receipt of the request.

SECTION 6.          SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or the Trust.

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Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Trust acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Fund. The Investment Adviser shall have no obligation to acquire for the Fund a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section does not constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this does not constitute a waiver by the Trust of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7.          BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

SECTION 8.          EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in rendering services to be performed by it under this Agreement. The Fund shall bear all of its own expenses not specifically assumed by the Investment Adviser. Expenses borne by the Fund shall include, but are not limited to, the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith, the cost of enforcing the Fund’s rights in respect thereof, interest and commitment fees on the Fund’s loans and debit balances, margin fees, and dividends on securities sold short; (b) fees payable to and expenses incurred on behalf of the Fund by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Trust and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Trust’s trustees and officers; (e) taxes (including any income, franchise or excise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees and any other consulting, expert or professional fees engaged by the Fund; (i) charges of custodians, administrators and transfer, escrow and other agents; (j) expenses of setting in type and printing prospectus, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (l) any extraordinary expenses, including indemnification expenses of the Fund; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and trustees’ meetings; (o) costs of computing the net asset value of the Fund including and equipment purchased by the Fund or independent pricing services engaged by the Fund to value the Fund’s portfolio securities; and (p) the costs of investment company literature and other publications provided by the Trust to its trustees and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Fund are allocated to such class.

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SECTION 9.          VOTING. The Investment Adviser shall have the authority to vote as agent for the Fund, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Fund’s assets may be invested from time to time, subject to such policies and procedures as the Board of Trustees may adopt from time to time.

SECTION 10.         RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Investment Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Trust shall execute and deliver any and all documents required to indicate the consent of the Trust to such use. The Trust hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Fund, the name of the Fund will promptly be changed to one that does not contain the name “SkyBridge” or “SkyBridge Capital” or otherwise suggest an affiliation with the Investment Adviser.

SECTION 11.         COMPENSATION.

a.           For the services provided and the expenses assumed pursuant to this Agreement with respect to the Fund, the Trust will pay the Investment Adviser from the assets of the Fund and the Investment Adviser will accept as full compensation therefore from the Fund a fee, computed daily and payable monthly, at the annual rate as a percentage of average daily net assets set forth on Schedule B to this Agreement. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

b.           The fee attributable to the Fund shall be satisfied only against assets of such Fund and not against the assets of any other investment portfolio of the Trust. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 1.          STANDARD OF CARE AND LIMITATION OF LIABILITY.

c.           The Investment Adviser shall perform its duties under this Agreement using its best judgment and efforts consistent with its duties as a fiduciary. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”), neither the Investment Adviser nor any of its shareholders, directors, officers, employees or agents, nor any of their affiliates, executors, heirs or assigns, successors or other legal representatives (“Affiliates”) shall be liable to the Fund or the Trust for any error of judgment, mistake of law or any act or omission by such person relating to the services to be provided hereunder.

a.           To the fullest extent permitted by law, the Fund will indemnify the Investment Adviser, and any shareholder, director, officer, employee or agent of the Investment Adviser and any of their Affiliates (each, an “Indemnified Person”) against, and hold them harmless from, any and all losses, claims, damages, liabilities (joint or several) or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action, liability, losses, damages or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of the Trust who are neither interested persons of the Trust nor parties to the proceeding (“disinterested non-party trustees”) or (b) an independent legal counsel in a written opinion. The Indemnified Person shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Statutory Trust Act. The Indemnified Person shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by a Fund under this Section shall be satisfied only against the assets of the Fund and not against the assets of any other investment portfolio of the Trust.

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d.           Notwithstanding anything to the contrary set forth above, the provisions of this Section 12 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under the federal securities laws) to the extent that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law. The provisions of this Section 12, however, shall be construed to effectuate its purpose to the fullest extent permitted by law.

e.           The limitations on liability and indemnification provisions of this Section shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser’s rights to the Fund’s name. The Investment Adviser shall indemnify and hold harmless the Trust and the Fund for any claims arising from the use of the terms “SkyBridge” or “SkyBridge Capital” in the name of the Fund.

SECTION 12.         DURATION AND TERMINATION. This Agreement shall become effective and continue for an initial two year period as of the date first above written unless sooner terminated as provided herein with respect to the Fund. Thereafter, if not terminated, this Agreement shall continue for successive annual periods, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund; PROVIDED, HOWEVER, that this Agreement may be terminated with respect to the Fund by the Trust at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, on 60 days prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 90 days prior written notice to the Trust. This Agreement will immediately terminate in the event of its assignment unless such assignment is approved by the affirmative vote of a majority of the outstanding voting securities of the Fund..

SECTION 13.         AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until the shareholders of the Fund approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

SECTION 14.         MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

SECTION 15.         DEFINITIONS. As used in this Agreement, the terms “affiliated person,” “assignment,” “interested person,” “majority of the outstanding voting securities” and “principal underwriter” shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.

SECTION 16.         NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

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If to the Investment Adviser:

SkyBridge Capital II, LLC

Attn: General Counsel

527 Madison Avenue, 16th Floor

New York, NY 10022

If to the Trust:

FundVantage Trust
Attn:    Joel L. Weiss, President
JW Fund Management LLC

100 Springdale Rd.

Suite A3-416

Cherry Hill, NJ 08003

With copy to:

Joseph V. Del Raso, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
18th & Arch Streets
Philadelphia, PA 19103

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) three business days after the date of mailing thereof.

SECTION 17.         GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18.         COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FUNDVANTAGE TRUST, on behalf of the SkyBridge Dividend Value Fund

By:
Name:
Title:

SKYBRIDGE CAPITAL II, LLC

By:
Name:
Title:

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SCHEDULE A

DATED [____], 2017

TO THE

INVESTMENT ADVISORY AGREEMENT DATED [____], 2017

BETWEEN

FUNDVANTAGE TRUST AND SkyBridge Capital II, LLC

Series of FundVantage Trust

SkyBridge Dividend Value Fund

SCHEDULE B

DATED [____], 2017

TO THE

INVESTMENT ADVISORY AGREEMENT DATED [____], 2017

BETWEEN

FUNDVANTAGE TRUST AND SkyBridge Capital II, LLC

Investment Advisory Fee Schedule

Fund	Annual Fee as a Percentage of Fund’s Average Daily Net Assets
SkyBridge Dividend Value Fund	0.75% (75 basis points)

SKYBRIDGE DIVIDEND VALUE FUND

A SERIES OF FUNDVANTAGE TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2017

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Vincenzo Scarduzio and Kyle Whiteman, each of them proxies, with full powers of substitution and revocation, to attend the Special Meeting of Shareholders of the SkyBridge Dividend Value Fund, a series of FundVantage Trust, on June 15, 2017 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Special Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof. If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-283-0321. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 15, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/skybridgedividend.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

SKYBRIDGE DIVIDEND VALUE FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The persons named as proxies will vote “FOR” adjournment those proxies which they are entitled to vote in favor of the proposal and will vote “AGAINST” adjournment those proxies to be voted against the proposal. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and SkyBridge Capital II, LLC (“SkyBridge”), the investment adviser to the Fund (“New Agreement”).	☐	☐	☐

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]